UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 29, 2006


                       American Locker Group Incorporated
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                     0-439                16-0338330
  ----------------------------         ------------         ------------------
  (State or other jurisdiction         (Commission          (IRS Employer
   of incorporation)                   File Number)         Identification No.)


             815 S. Main Street, Grapevine, Texas               76051
        ------------------------------------------------      ----------
           (Address of principal executive offices)           (Zip code)


       Registrant's telephone number, including area code: (817) 239-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events.

     On March 29, 2006, American Locker Group Incorporated issued a press release announcing the voluntary delisting of its common stock from the Nasdaq National Market as of the opening of business on April 3, 2006. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01      Financial Statements and Exhibits.

      (c)      Exhibits

               99.1       Press Release dated March 29, 2006.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     AMERICAN LOCKER GROUP INCORPORATED


                                     By: /s/ Edward F. Ruttenberg
                                         -------------------------------------
                                         Edward F. Ruttenberg
                                         Chairman, Chief Executive Officer,
                                         Chief Operating Officer and Treasurer

Dated:  March 29, 2006